UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

Symmetry Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33342	20-4790836
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

28 West 44th Street, 16th Floor
New York, NY 10036
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 646-429-1505

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
below):

          ¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          x Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

          ¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d -2(b))

          ¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e -4(c))

Item 8.01.    Other Events.

On September 27, 2007, Symmetry Holdings Inc. (“Symmetry”) filed a press release announcing that its Board of Directors has fixed the close of business on October 2, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at its special meeting of stockholders, and at any adjournment thereof, to consider and approve its proposed acquisition of Novamerican Steel Inc. Symmetry has not yet determined the date for its special meeting of stockholders, which date will be provided in Symmetry’s definitive proxy statement for the meeting. Stockholders are urged to read Symmetry’s definitive proxy statement, together with its formal notice of meeting and form of proxy, carefully. A copy of the press release is attached as an Exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d)         Exhibit:

Exhibit	Description
99.1	Press Release dated September 27, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               SYMMETRY HOLDINGS INC.

Date: September 27, 2007                                                    By:  /s/ Corrado De Gasperis
                                                                                                     Corrado De Gasperis
                                                                                                     Chief Executive Officer

EXHIBIT INDEX

EXHIBIT INDEX
Exhibit	Description

99.1	Press Release dated September 27, 2007

Exhibit 99.1

SYMMETRY HOLDINGS INC. ANNOUNCES RECORD DATE FOR SPECIAL
                                                     MEETING

New York, NY (September 27, 2007) — Symmetry Holdings Inc.
(“Symmetry”) (AMEX: SHJ, SHJ-U, SHJ-WS) today announced that its Board of
Directors has fixed the close of business on October 2, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at its special meeting of stockholders, and at any adjournment thereof, to consider and approve its previously announced proposed acquisition of Novamerican Steel Inc. (“Novamerican”)
(NASDAQ: TONS). Symmetry has not yet determined the date for its special meeting of  stockholders, which date will be provided in Symmetry’s definitive proxy statement for the meeting.

About Symmetry Holdings Inc.

Symmetry is a company formed for the specific purpose of acquiring businesses that are in the basic industries sector. On June 21, 2007, Symmetry entered into an Arrangement
Agreement with Novamerican, pursuant to which it plans to acquire all of the outstanding common shares of Novamerican by way of a court-approved statutory plan of arrangement under the Canada Business Corporation Act. For additional information on Symmetry Holdings Inc., visit its website at  http://www.symmetryholdings.com.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of common stock of Symmetry and does not constitute an offer of any securities of
Symmetry for sale. Any solicitation of proxies will be made only by the definitive proxy statement of Symmetry that will be mailed to all stockholders. In connection with the proposed acquisition, Symmetry has filed a preliminary proxy statement with the
Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS
ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN
COMPLETED, WHICH SYMMETRY INTENDS TO MAIL TO ALL ITS
STOCKHOLDERS OF RECORD ON OR AFTER THE RECORD DATE BECAUSE IT
WILL CONTAIN IMPORTANT INFORMATION ABOUT SYMMETRY,
NOVAMERICAN AND THE PROPOSED ACQUISITION OF NOVAMERICAN.
Once filed, investors and security holders will be able to obtain a free copy of the definitive proxy statement and other relevant materials, and investors and security holders may obtain free copies of other documents filed by Symmetry at the Securities and Exchange
Commission’s web site at http://www.sec.gov.

Forward-Looking Statements

This press release contains forward-looking statements, which reflect Symmetry’s current expectations regarding future events. The forward-looking statements involve risks and uncertainties. Actual events could differ materially from those projected herein and depend on a number of factors. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,”
“believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions.
The reader is cautioned not to rely on these forward-looking statements. Symmetry disclaims any obligation to update these forward-looking statements.

Contact:

Karen G. Narwold, General Counsel, 646-429-1540
(office); 917-207-7924 (cell)

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